                                                                EXHIBIT 10.13(b)

                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A
            REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE
             SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN
          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL


                          AMENDMENT NUMBER 2 TO AMENDED
                    AND RESTATED LETTER AGREEMENT GCT-026/98

This Amendment Number 2 to Amended and Restated Letter Agreement GCT-026/98, dated as of July 25, 2002 ("Amendment No.2") relates to the Amended and Restated Letter Agreement GCT-026/98 (the "Letter Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Republic Airways Holdings, Inc. ("Buyer") dated April 19, 2002, which concerns the Amended and Restated Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No.2 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 2 sets forth further agreements between Embraer and Buyer relative to change in the configuration of the EMB-140 Aircraft described in Schedule "6" and change in EMB-140 Aircraft Basic Price.

This Amendment No. 2 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 2 and the Agreement, the terms of this Amendment
No. 2 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.  EMB-140 AIRCRAFT CONFIGURATION CHANGES

    The following configuration changes are applicable for the EMB-140 Aircraft and shall be applicable to Schedule "6" to the Letter Agreement.


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Amendment No. 2 to Amended and Restated Purchase Agreement GCT-025/98
                                                                     Page 1 of 3

    1.1 NEW WINDSHIELD TEMPERATURE CONTROLLER AND PPG WINDSHIELD

    Each of the newly manufactured EMB-140 Aircraft shall be configured with the new windshield temperature controller and PPG windshield instead of the [*]. As a result of this modification, the EMB-140 Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantees contemplated in the Purchase Agreement, and [*] the EMB-140 Aircraft Basic Price.

    1.2 FDR 88 PARAMETERS

            Each of the newly manufactured EMB-140 Aircraft shall be configured with the FDR capable of recording 88 parameters [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]
             [*]

    As a result of this modification, the EMB-140 Aircraft manufacturer empty weight (MEW) shall be [*], which shall be considered in all performance and weight guarantee contemplated in the Purchase Agreement. The EMB-140 Aircraft Basic price shall be [*].

2.  EMB-140 AIRCRAFT BASIC PRICE:

    Article 8.B.1 of the Letter Agreement shall be deleted and replaced with the following:

    B.1. The unit Basic Price of the EMB-140 Aircraft shall be [*] in the configuration, specification and installations specified in Schedule "6", provided that there will be no [*] as described in Section 4.c of this Agreement and any other [*] agreed to in writing between Embraer and Buyer. In the event Buyer enters into a [*] for any EMB-140 Aircraft, the EMB-140 Aircraft Basic Price shall be [*].

3. MISCELLANEOUS: All other provisions of the Agreement, which have not been specifically amended or modified by this Amendment No.2, shall remain valid in full force and effect without any change.

                          [Intentionally left in blank]



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Amendment No. 2 to Amended and Restated Purchase Agreement GCT-025/98

--------------
*Confidential

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.2 to be effective as of the date first written above.


EMBRAER - Empresa Brasileira de           Republic Airways Holdings, Inc.
Aeronautica S.A.

By      /s/ Frederico Fleury Curado       By     /s/ Bryan Bedford
Name:   Frederico Fleury Curado           Name:  Bryan Bedford
Title:  Executive Vice President -        Title: President
Airline Market

By      /s/ Flavio Rimoli                 Date:  October 4, 2002
Name:   Flavio Rimoli                     Place: Indianapolis, USA
Title:  Director of Contracts

Date:
Place:


Witness: /s/ Fernando Bueno               Witness: /s/ Robert H. Cooper

Name: Fernando Bueno                      Name: Robert H. Cooper




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